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                                                                   Exhibit 99.4


                              LETTER OF TRANSMITTAL
                        BY HOLDERS OF AFEI COMMON STOCK
                      TO RECEIVE AFG COMMON STOCK OR CASH
             PURSUANT TO MERGER OF AFEI WITH AFEI ACQUISITION CORP.

UNLESS YOU COMPLETE THIS FORM OF ELECTION, YOU WILL RECEIVE AMERICAN FINANCIAL GROUP, INC. COMMON STOCK. AN ELECTION WILL BE EFFECTIVE ONLY IF THE MERGER IS APPROVED AND CONSUMMATED, AND IF THIS FORM IS COMPLETED AND DELIVERED ALONG WITH RELATED STOCK CERTIFICATES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., CINCINNATI TIME, ON AUGUST __, 1997.

    Forms and certificates should be sent or delivered to the Exchange Agent at the following address: Securities Transfer Company, Twelfth Floor, Provident Tower, One East Fourth Street, Cincinnati, Ohio 45202. A self-addressed envelope is enclosed.

PLEASE FILL IN ALL APPLICABLE BLANKS, FOLLOW ALL INSTRUCTIONS CAREFULLY AND SIGN THIS FORM OF ELECTION IN THE SPACE PROVIDED.
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    I. DESCRIPTION OF SECURITIES. Your name and address should be printed as they appear on your certificates. Enter the pertinent information where indicated:
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   LIST CERTIFICATE NUMBERS FOR SHARES AS TO WHICH AN ELECTION IS BEING MADE:

Social Security of Tax Identification Number:     Number of Shares Tendered For:
                                                  ------------------------------
______ - ______ - ______                          Certificate             Common
                                                    Number       Cash      Stock
                                                  ------------------------------

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                                                  Total
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   SECTIONS II AND III ARE TO BE FILLED IN ONLY IF ISSUANCE IS TO BE MADE TO
                 OTHER THAN THE NAME AND ADDRESS AS SHOWN ABOVE
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II. SPECIAL PAYMENT INSTRUCTIONS              III. SPECIAL MAILING INSTRUCTIONS
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            ISSUE TO:                                      MAIL TO:
 Name _______________________________      Name _______________________________
            (Type or Print)                            (Type or Print)
 ____________________________________      ____________________________________

 Address ____________________________      Address ____________________________
           (Number)      (Street)                     (Number)      (Street)
 ____________________________________      ____________________________________
   (City)       (State)        (Zip)         (City)       (State)        (Zip)
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                SIGNATURES                 SIGNATURE GUARANTEE - REQUIRED ONLY
 Signature(s) of Security Holder(s)        IF SECTION II OR III IS FILLED IN.
                                           (SEE INSTRUCTION 5)

 PLEASE DATE X ______________________      SIGNATURE(S) GUARANTEED BY
 PLEASE SIGN X ______________________      ____________________________________
                                                  (AUTHORIZED SIGNATURE)
          ___________________________      ____________________________________
                                                      (NAME OF FIRM)
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 Registered holder(s) must sign exactly as name(s) appears on the certificates.
 If another person has become the authorized holder, he must sign and provide appropriate documentation as to transfer of ownership.
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                             GUARANTEE OF DELIVERY
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 To be completed only if certificates      guarantees to deliver within (5)
 are not tendered herewith.                business days after August___, 1997,
                                           to the Exchange Agent certificates
 The undersigned,                          for the AFC securities tendered by
                                           this Form of Election.
 [ ] a member of a national securities
     exchange
                                           FIRM________________________________
 [ ] a commercial bank
                                           SIGN HERE___________________________
 [ ] a trust company                                  (AUTHORIZED SIGNATURE)
                                           AREA CODE AND
 [ ] a member of the N.A.S.D.              TELEPHONE NO. ______________________

 [ ] a foreign banker or dealer which      ADDRESS_____________________________
     hereby agrees to be bound by the
     Rules of Fair Practice of the         ____________________________________
     N.A.S.D.
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                 IMPORTANT: SEE REVERSE SIDE FOR INSTRUCTIONS.
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                    IMPROPERLY COMPLETED FORMS OF ELECTION
                            MAY BE RETURNED TO YOU

                                INSTRUCTIONS:

     (1) Certificates must be included with this Form of Election or a photocopy or facsimile of the Form of Election unless delivery is guaranteed as indicated in Instruction 7.

     (2) SIGN AND DATE THE FORM OF ELECTION. If the transmitted certificates are owned of record by two or more persons, all such owners must sign this Form of Election. If a holder of AFEI Common Stock has securities registered differently on separate certificates, he MUST submit as many separate Forms of Election as there are different registrations of certificates.

     (3) Certificates tendered by executors, administrators, trustees, guardians, corporations and the like must be accompanied by proper evidence of authority of the person who executes the Form of Election. The adequacy of such evidence must be established to the satisfaction of AFEI and the Exchange Agent.

     (4) Securities or cash will be mailed to the registered holder unless instructions to the contrary are contained in the boxes identified as II and III on the reverse side hereof.

     (5) SIGNATURES ARE REQUIRED TO BE GUARANTEED ONLY if Section II (Special Delivery Instructions) or III (Special Mailing Instructions) is filled in. Guarantees must be by any member of a national securities exchange or the National Association of Securities Dealers, Inc. ("NASD") or by a commercial bank or trust company in the United States. If the Form of Election is signed by a person OTHER than the registered holder, the certificates must be properly endorsed or accompanied by appropriate stock powers, in either case, signed EXACTLY as the name(s) of the registered holder(s) appears on the certificate and in either case, with signature guaranteed by any member of a national securities exchange or the NASD or by a commercial bank or trust company.

     (6) This Form of Election and certificates should be mailed or delivered to the Exchange Agent at:

                          Securities Transfer Company
                          Twelfth Floor
                          One East Fourth Street
                          Cincinnati, Ohio 45202

     The method of delivery of this Form of Election and any stock certificates is at your option and risk, and delivery will be deemed effective only when actually received by the Exchange Agent. If delivery is by mail, it is recommended that insured, registered mail be used.

     (7) It you desire to tender certificates using this Form of Election and time will not permit your Form of Election and/or your certificates to reach the Exchange Agent before 5:00 P.M., Cincinnati time, on August ___, 1997, your election will be effective if the Exchange Agent has received by that time:

     (i) a properly completed and executed Form of Election with a guarantee of delivery of the related certificates within five business days or

     (ii) a telegram, letter or facsimile transmission from an Eligible Institution setting forth your name and the number of shares and related certificate numbers being tendered and stating that the properly completed Form of Election and related certificates for shares tendered will be received by the Exchange Agent within five business days and, in either case, the Exchange Agent receives the certificates within the stated five day period.